SCG STAT & SUM SUP-1

Summary Prospectus and Statutory Prospectus Supplement dated July 18, 2016

Important Notice Regarding Future Changes to the Portfolio Management Team of Invesco Small Cap Growth Fund

Effective June 30, 2017, Juan Hartsfield will become Lead Portfolio Manager for Invesco Small Cap Growth Fund (the “Fund”). Clay Manley will continue to assist in the portfolio management of the Fund. Juliet Ellis, the current Lead Portfolio Manager of the Fund, will transition out of her role as portfolio manager but will remain Chief Investment Officer (CIO) overseeing Invesco’s U.S. Growth Equity Group, including the Fund’s portfolio management team.

Current Team	New Team Effective June 30, 2017
Juliet Ellis (lead)	Juan Hartsfield (lead)
Juan Hartsfield	Clay Manley
Clay Manley

Ms. Ellis will remain fully engaged in the investment decision making process of the Fund’s portfolio management team until the transition in June 2017. Transitioning into a CIO-only role will allow Ms. Ellis to spend all of her time maintaining the U.S. Growth Equity Group’s strong investment culture, talent management and risk oversight, as well as expand her one-on-one mentoring role with each portfolio manager and analyst in the group.

Mr. Hartsfield and Ms. Ellis have worked together for more than 16 years using the small cap investment process that Ms. Ellis developed in 1993. The Fund’s portfolio management team has been thoughtfully built over the years and well trained in the small cap investment process. Mr. Hartsfield has served as a Portfolio Manager of the Fund since 2004. Mr. Manley has served as a Portfolio Manager of the Fund since 2008 and as an Analyst on the small cap team since 2004.

The investment objective, philosophy and processes for the Fund will not change.

SCG STAT & SUM SUP-1